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                                                                 Exhibit 10.122f
                                                                   Tiffany & Co.
                                                             Report on Form 10-K


                          AMENDMENT NO. 5 TO GUARANTEE



     This Amendment No. 5 to that certain Guarantee, dated April 3, 1996, as amended by Amendment No. 1, dated as of November 18, 1998, Amendment No. 2, dated October 15, 1999, Amendment No. 3, dated July 16, 2002, and Amendment No. 4, dated December 9, 2005 (the "Guarantee") in respect of certain obligations of Tiffany & Co. Japan Inc., Japan Branch ("Borrower"), to American Family Life Assurance Company of Columbus, Japan Branch ("Lender"), is made as of this 31st day of May, 2006.

                                    AGREEMENT

     Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Guarantee.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Section 13(n) of the Guarantee is hereby deleted in its entirety and replaced with the following:

               "(n) The Guarantor will not, and will not permit any consolidated Subsidiary to, enter into any Derivative Transactions other than (i) Derivative Transactions (other than equity or equity index swaps, equity or equity index options and bond options) which are complementary to the business of the Guarantor and its consolidated Subsidiaries and are for the sole purpose of managing and protecting against the Guarantor's, or the consolidated Subsidiary's (as the case may be) exposure to interest rate, currency and/or commodity price fluctuations and (ii) equity or equity index swaps, equity or equity index options and bond options which are related solely to equity stock or bonds issued by the Guarantor or bonds issued by any consolidated Subsidiary."

2. Section 13 of the Guarantee is further amended by deleting the definition of "Derivative Transactions" in its entirety and replacing it with the following new definition:

               "Derivative Transactions" shall mean, (a) any transaction (including an agreement with respect thereto) by the Guarantor or any of its consolidated Subsidiaries which is a rate swap transaction, basis swap, forward rate transaction, forward contract, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) and (b) any combination of any of these transactions."

3. This Amendment shall become effective immediately upon the signature by each of Borrower, Guarantor and Lender. In all other respects, the Agreement and the Guarantee shall remain in full force and effect.

4. Each of the Borrower and Guarantor hereby (a) reaffirms and admits the validity, enforceability and continuation of the Agreement and the Guarantee and
(b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of their respective obligations thereunder.

5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

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6.   This Amendment shall be governed and interpreted in accordance with the laws of Japan and hereby incorporates the provisions of Sections 16(a) and 16(b) of the Guarantee.

     The parties have caused this Amendment No. 5 to be duly executed as of the date first written above.

                                       TIFFANY & CO. JAPAN INC., Japan Branch




                                       By:  /s/ Michael W. Connolly
                                           ----------------------------------




                                       TIFFANY & CO.




                                       By:  /s/ Michael W. Connolly
                                            ---------------------------------




                                       AMERICAN FAMILY LIFE ASSURANCE COMPANY OF
                                       COLUMBUS, Japan Branch




                                       By:  /s/ Yuji Arai
                                            ---------------------------------
                                            Yuji Arai
                                            Senior Vice President


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